Exhibit 10.3

VH 1121 14th, LLC

$3,000,000.00

January 28, 2022

LOAN AGREEMENT

This Loan Agreement (the “Agreement”), made as of January 28, 2022 by and between Lima One Capital, LLC, a Georgia Limited Liability Company at its principal place of business at 201 East McBee Avenue Suite 300, Greenville, SC 29601 (“Lender”) and VH 1121 14th, LLC a Delaware Limited Liability Company having an office at 1675 South State Street, Dover, DE 19901 (“Borrower”).

WITNESSETH

WHEREAS, Borrower has requested that Lender make a loan to Borrower in the amount of three million and 00/100 Dollars ($3,000,000.00) (the “Loan”), subject to and upon the terms and conditions hereinafter contained, which is evidenced by the Commercial Promissory Note made by Borrower in favor of Lender dated January 28, 2022 (as same may be amended, restated, or modified from time to time, the “Note”), secured by that certain Open-End Commercial Deed of Trust, Security Agreement, and Fixture Filing (the “Deed of Trust”) made by Borrower in favor of Lender and which Mortgages encumbers the premises described on the Schedule A (the “Mortgaged Property”), and guaranteed by Christopher Christensen, ICAP Vault Management, LLC, and ICAP Enterprises (the “Guarantor”) in that certain Commercial Guaranty (the “Guaranty”) (this Agreement, the Note, the Deed of Trust, the Guaranty, and any other documents or agreements given to Lender by Borrower or any guarantor in connection with the Loan whether or not specifically set forth herein, as each may be amended, restated or modified from time to time, may hereinafter be collectively referred to as the “Loan Documents”); and

WHEREAS, Lender has agreed to make the Loan to Borrower on the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the foregoing and of the covenants and conditions hereinafter set forth, Borrower and Lender hereby agree as follows:

ARTICLE 1: THE LOAN

1.01	Loan.

(a) Subject to all terms and conditions of this Agreement, Lender may advance to Borrower and Borrower may borrow from Lender, from time to time, up to three million and 00/100 Dollars ($3,000,000.00) (“Loan”). Said three million and 00/100 Dollars ($3,000,000.00) is also sometimes referred to herein as the “Maximum Principal Amount”.

(b) The Loan shall be evidenced by the Note, and shall be referred to as the ‘Obligations.” The aggregate of such advances under the Loan shall not exceed said Maximum Principal Amount.

(c) Subject to a final closing statement prepared by Lender’s counsel and executed by

Borrower (the “Closing Statement”), the Loan proceeds shall be disbursed as follows:

(1) The sum of fifteen thousand and 00/100 Dollars ($15,000.00) shall be disbursed on behalf of Borrower and simultaneously paid to Lender as a fully earned, non-refundable fee (the “Fee”) in consideration of Lender’s commitment to make the Loan on the terms and conditions stated herein. In no event shall the Fee be applied or credited in reduction of any principal, interest, or other sum payable hereunder;

(2) The sum of two thousand five hundred and zero-and 00/100 Dollars ($2,500) shall be disbursed by Lender on behalf of Borrower and simultaneously paid to Lender (the “Prepaid Interest”) which shall be credited against interest payments due under the terms of the Note, as such interest payments become due; and

(3) The sum of shall be disbursed by Lender on behalf of Borrower and simultaneously paid to Lender (the “Interest Reserve”). So long as no Event of Default has occurred and is continuing and no event with the passage of time and/or the giving of notice would constitute a default hereunder or under any other Loan Documents have occurred, Lender shall credit, the Interest Reserve towards the then due interest payment under the Note. At the time all or any portion of the Interest Reserve is advanced pursuant to this Subsection (e), then, Borrower’s obligation under the Note shall equal to each advance and interest shall be charged on such advanced accordingly. Any missed debt service payments will constitute an Event of Default; and

(4) The sum of seventy-five and 00/100 Dollars ($75.00) shall be disbursed on behalf of Borrower and simultaneously paid to Lender as non-refundable flood, tax, and insurance certificate fee (the “Flood, Tax, and Insurance Certificate Fee”); and

(5) The sum of thirty-nine and 50/100 Dollars ($39.50) shall be disbursed on behalf of Borrower and simultaneously paid to Lender as non-refundable credit report fee (the “Credit Report Fee”).

(6) Lender’s advance of the Loan at closing shall be three million and 00/100 Dollars ($3,000,000.00). Payments of interest only, in arrears, of the principal amount of the Note, shall be due from Borrower on the first day of each and every month commencing on March 10, 2022 as more particularly set forth in the Note. In the event Borrower fails to make a payment within ten (10) days of the date such payment becomes due, Lender shall have the option, exercisable in its sole discretion, to require interest payments to be paid weekly, in arrears, on the Wednesday of each week during the term of the Loan.

(7) The sum of eight hundred and 00/100 ($800.00) shall be disbursed on behalf of Borrower and simultaneously paid to Lender as non-refundable processing fee (the “Processing Fee”);

(8) The sum of zero and 00/100 () shall be disbursed on behalf of Borrower and simultaneously paid to (the “Broker”) as non-refundable broker fee (the “Broker Fee”);

(d) Each advance by Lender to Borrower under this Agreement shall be recorded on the books of Lender bearing Borrower’s name (hereinafter called “Borrower’s Account”). There shall also be recorded in Borrower’s Account all payments made by Borrower on such advances received by Lender at its office, proceeds of any collateral for the Loan received by Lender at its office, which are applied by Lender to the Advances made by it to Borrower pursuant to this Agreement, interest and expenses and other appropriate debits and credits as herein provided.

(e) Lender shall not be required to make any advance of the Loan, if at the time of the requested advance:

(i) Lender shall have determined that the undisbursed balance of the Loan plus any funds of Borrower is insufficient to fund completion of the project and Borrower is unable or unwilling to produce funds to cover the deficiency; or

(ii) The Mortgaged Property has been materially damaged or destroyed by fire or any other casualty and the Borrower is unwilling or unable to repair same using funds other than the proceeds of the loan or insurance proceeds; or

(iii) Any legal action is pending which may have a material adverse effect upon the ability of Borrower to complete the improvements to the Mortgaged Property; or

(iv) Lender has not received all documentation and information Lender requires, in its sole discretion, to confirm that the Mortgaged Property can be developed in accordance with Borrower’s design guidelines and preliminary plat approval.

No course of dealing between Borrower and Lender and no failure to require the satisfaction of any condition contained in this Section 1.01 shall operate as a waiver thereof as applied to any future advances:

All amounts of the Loan shall be deemed advanced as of the date hereof and shall bear interest at the rate set forth in the Note from the date hereof.

1.02 Use of Proceeds. Borrower agrees that the Loan proceeds disbursed to Borrower will be used only for purchase and renovation of the property described on the Schedule A.

1.03 Conditions Precedent to Lender’s Obligations. Lender shall not be obligated to make the Loan hereunder unless Lender shall have received the following, all in form and substance satisfactory to the Lender in all respects:

(a) the Note, duly executed by Borrower;

(b) the Deed of Trust, duly executed by Borrower; (c) this Agreement, duly executed by Borrower; (d) the Guaranty, duly executed by the Guarantor;

(e) the Collateral Assignment of Leases and Rents on the Property, duly executed by Borrower;

(f) the Collateral Assignment of Contracts, Plans, Permits, & Approvals on the Property, duly executed by Borrower;

(g) the Environmental Indemnity Agreement on the Property, duly executed by Borrower and Guarantor;

(h) the Document Re-Execution Agreement, duly executed by Borrower and Guarantor;

(i) the Closing Statement, duly executed by Borrower;

(j) certificates of insurers, or other evidence satisfactory to Lender, indicating that Borrower and Guarantor have obtained the policies of insurance as are required under the terms of the Mortgages;

(k) a paid title insurance policy (without survey exception) in the full amount of the Loan issued by a title insurance company acceptable to Lender (“Title Insurance Company”) and insuring the Mortgages as a valid first lien on the Mortgaged Properties, with such endorsements as Lender shall require and subject to the permitted exceptions identified in the Mortgages;

(l) UCC-1 financing statements required to evidence or perfect Lender’s security interest in the personal property affixed to the Mortgaged Properties;

(m) an appraisal of the Mortgaged Properties;

(n) financial statements and tax returns for Borrower, and the Guarantor;

(o) evidence of a search of the public records which discloses no conditional sales contracts, chattel mortgages, leases of personality, financing statements or title retention agreements filed or recorded against the Borrower or the Mortgaged Property;

(p) copies of all permits or approvals required by any governmental authorities to such date with respect to Borrower or the Mortgaged Property, to the extent the same are necessary and appropriate to operate and develop the Mortgaged Property;

(q) an environmental audit of the Mortgaged Property (Phase I and, if necessary Phase II);

(r) the operating agreement of Borrower certified by the Sole Member of Borrower;

(s) an incumbency certificate of Borrower which shall certify the names and titles of the officers/members of the Borrower authorized to sign, in the name and on behalf of Borrower this Agreement and each other Loan Document to be delivered pursuant to this Agreement by Borrower, together with the true signatures of such officers, upon which certificate the Lender may conclusively rely;

(t) resolutions/consents of the Borrower authorizing the transactions to be entered into by Borrower in connection with this Agreement;

(u) evidence that the Mortgaged Property is not located in a federal or state flood hazard area;

(v) certification regarding debts and liens, executed by the owner of the Mortgaged Property;

(w) payment of a Loan Origination Fee of fifteen thousand and 00/100 Dollars ($15,000.00) and other fees and expenses required to be paid to or on behalf of Lender in connection with the Loan;

(x) evidence demonstrating current full compliance with all applicable zoning, health, environmental and safety laws, ordinances and regulations (including, without limitation, approval of local, private or public sewage or water utility);

(y) certification from Borrower that Borrower is not a party to any existing or pending or threatened litigation, except as previously disclosed to Lender;

(z) evidence demonstrating receipt of all appropriate approvals meeting all applicable requirements of any federal, state, county or municipal governmental agency, board, commission, officer, official or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction including, but not limited to, subdivision and site plan approvals, potable water supply, sewage discharge and sewage connection, use of septic tanks or alternatives;

(aa) satisfactory evidence that all roads and utilities necessary for the full utilization of the Mortgaged Property for its intended purposes have been completed or the presently installed and proposed roads and utilities will be sufficient for the full utilization of Mortgaged Property for its intended purposes; and

(bb) such other agreements, certificates or other documents as Lender or Title Insurance Company may reasonably request.

ARTICLE 2: REPRESENTATIONS, WARRANTIES, AND GENERAL COVENANTS

On the date hereof, and in order to induce Lender to enter into this Agreement, Borrower represents, warrants, and covenants the following:

2.01 Nature of Entity. Borrowers are a limited liability company, validly existing and in good standing under the laws of the State of Delaware, and is and will continue to be duly qualified and licensed to do business in any other state in which it is required to be so qualified, organized and/or licensed.

2.02 Power and Authority. Borrower has the power to execute, deliver, and carry out this Agreement and to incur the Obligations, and has taken all necessary action to authorize the execution, delivery and performance by Borrower of this Agreement and the incurring of the Obligations.

2.03 No Legal Bar. The execution and delivery of this Agreement and compliance by Borrower with any of the terms and provisions hereof or of any of the other agreements or instruments referred to herein will not, on the date hereof, violate any provision of any existing law or regulation or any writ or decree of any court or governmental instrumentality, or any agreement or instrument to which Borrower is a party or which is binding upon it or its assets, and will not result in the creation or imposition of any lien, security interest, charge, or encumbrance of any nature whatsoever upon or in any of its assets, except as contemplated by this Agreement; and no consent of any other party, license approval or authorization of or registration or declaration with any governmental bureau or agency, is required in connection with the execution, delivery, performance, validity, and enforceability of this Agreement.

2.04 No Material Litigation. No petition for bankruptcy, whether voluntary or involuntary, or assignment for the benefit of creditors, or any other action involving debtors’ and creditors’ rights has been filed under the laws of the United States of America or any state thereof, or is pending or threatened against Borrower. There are no claims, suits, actions, litigation or proceedings, pending or threatened, at law or in equity, before any court, public board or body or arbitrator, and there are no judgments, permits, decrees, or orders which have been issued, which would materially and adversely affect any of the obligations of Borrower under the Note or this Agreement, and Borrower has not filed for an arrangement or a petition in bankruptcy nor has one been filed against Borrower.

2.05 No Default. Borrower is not, on the date hereof, in default with respect to the payment or performance of any of its obligations or in the performance of any covenants or conditions to be performed by it pursuant to the terms and provisions of any indenture, agreement, or instrument to which it is a party or by which it may be bound.

2.06 Compliance with Laws. Borrower has complied with and will continue to comply with all applicable statutes and regulations of the United States of America, and all states, counties, municipalities, and agencies of any thereof with respect to (i) the conduct of its business operations; and (ii) the use, maintenance, and operation of the real and personal properties owned or leased by it in the operation of its business.

2.07 No Secondary Liabilities. There are no outstanding contracts or agreements of guaranty or suretyship made by Borrower, or to which it is a party.

2.08 Taxes. Borrower has filed, caused to be filed, or obtained extensions for the filing of, and will continue to file and cause to be filed, all federal, state, and local tax returns required by law to be filed, and has paid and will continue to pay all taxes, including without limitation real estate taxes or on any assessment made against it, except if being contested in good faith.

2.09 Financial Condition. Borrower has submitted to Lender various financial statements and information, and represents that all of said financial information is true and correct, that such financial information fairly presents the financial condition of Borrower as of the date thereof and that, as of the date of said financial information submitted, there was no material unrealized or anticipated losses from any unfavorable commitments of Borrower, and that there has been no material adverse change in the business or assets or in the condition, financial or otherwise, of Borrower from that set forth in said financial statements. Borrower is solvent, is not bankrupt, is not contemplating, nor has recently contemplated or filed, for bankruptcy, receivership, or reorganization proceedings (nor is there any prospect of such). All of Borrower’s obligations to any creditor are current and not in default.

2.10 Representation Accuracy. No representation or warranty by Borrower contained in any certificate or other document furnished or to be furnished by Borrower pursuant hereto or in connection with the transactions contemplated hereunder, contains, or at the time of delivery will contain, any untrue statement of material fact or omits or will omit to state a material fact necessary to make it not misleading.

2.11 Cross-Default and Cross-Collateralized. Borrower hereby acknowledges and agrees that a default under the terms and conditions of any other loans, obligations, liabilities, or indebtedness of Borrower (whether now existing or hereafter arising) with Lender or any other lender shall be deemed to be a default under the terms and conditions of the Note and this Agreement, and the property or properties collateralizing other loans, obligations or indebtedness of Borrower shall act as collateral for the Loan, for as long as any one holder of the Note holds both the Note and the notes or other debt instruments evidencing those other loans, obligations or indebtedness with Borrower.

Additionally, any future loans, obligations, liabilities, or indebtedness of Borrower with Lender shall, at Lender’s sole option, be cross-collateralized with this Loan, and to the extent such cross-collateralization requires amendments or modifications to the Loan Documents, Borrower agrees to cooperate in good faith with Lender to accomplish such amendments and/or modifications.

ARTICLE 3: AFFIRMATIVE COVENANTS

Borrower covenants and agrees that, so long as any of the Obligations to Lender shall remain outstanding, Borrower will perform and observe each and all of the covenants and agreements herein set forth.

3.01 Payments Under this Agreement. Borrower will make timely payment of all monies and will faithfully and fully keep and perform all of the terms, conditions, covenants, and agreements contained on Borrower’s part to be paid, kept, or performed hereunder, and will be bound in all respects as debtor under this Agreement, the Note, and any other instruments or documents executed and/or delivered in connection herewith or therewith.

3.02 Payment of Liabilities. Borrower will pay and discharge at or before their maturity all taxes, assessments, rents, claims, debts, and charges, except where the same may be contested in good faith and/or non-payment is advised by Borrower’s counsel, and maintain, in accordance with generally accepted accounting principles and practice, appropriate reserves for the accrual of any of the same.

3.03 Compliance with Laws, Care of Property. Borrower will do, or cause to be done, all things necessary to comply with all laws, and to at all times maintain, preserve, and protect its property used or useful in the conduct of its business and keep the same in good condition and repair (normal wear and tear and obsolescence excepted), and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments, and improvements thereto.

3.04 Notices. All notices, requests, demands or other communications to or upon the respective parties hereto shall be made in accordance with the terms of the Deed of Trust.

3.05 Insurance. Borrower will keep the property insured in accordance with the terms of the Deed of Trust.

3.06 Construction Completion. Borrower shall complete all improvements on the Mortgaged Property, as contemplated by the budget delivered to the Lender, on a timely basis and in a good and workman like, lien free matter, in accordance with all applicable governmental statutes, laws, rules, orders, regulations and ordinances.

ARTICLE 4: NEGATIVE COVENANTS

4.01 Fundamental Changes. So long as any Obligations of Borrower to Lender remain outstanding and unpaid, Borrower covenants and agrees that it will not merge or consolidate with or into any other entity; dissolve or liquidate; convey, sell, lease, or otherwise dispose of all or substantially all of its property, assets, or business; change the present form, ownership, or control of its business.

ARTICLE 5: DEFAULT

5.01 Default. Borrower hereby agrees that, if any Event of Default, as defined in the Note or Deed of Trust, shall occur, Lender may declare the entire unpaid balance owed under the Note, this Agreement, or other sums owed hereunder or under any such note, immediately due and payable without presentment, demand, protest, notice of protest, or other notice of dishonor of any kind, all of which are hereby expressly waived by Borrower. All such rights of Lender are cumulative, not exclusive, and enforceable alternatively, successively, or concurrently.

5.02 Default Rate. After the occurrence of an Event of Default, interest will accrue at the Default Rate, as defined in the Note.

ARTICLE 6: INDEMNIFICATION OF AND REIMBURSEMENT TO LENDER

6.01 Indemnification by Borrower. Borrower shall indemnify and hold Lender harmless from and against any and all claims, demands, losses, judgments, liabilities, costs or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) which Lender may incur arising out of or resulting from the Note, this Agreement, the Lender’s security interest in the Mortgaged Property, or enforcement or exercise of any right or remedy granted to the Lender under this Agreement. In no event shall Lender be liable to the Borrower for any matter or thing in connection with this Agreement other than to account for monies actually received by it.

6.02 Cure by Lender. Following an Event of Default, Lender may, but shall not be required to, do any act or thing which Borrower has covenanted to do hereunder or cause to be done or remedy any such breach and there shall be added to the Obligations of Borrower the cost or expense incurred by Lender in so doing, and any and all amounts expended by Lender in taking such action, shall be repayable to it upon its demand to Borrower therefor and shall bear interest from the date such cost or expense was incurred by Lender to the date paid in full at the rate of interest set forth in the Note.

6.03 Reimbursement of Expenses. Borrower shall pay to Lender all costs and expenses paid or incurred by Lender (including, without limitation, reasonable attorneys’ fees and disbursements) in connection with the preparation for or any actual or attempted disposition of any of the Mortgaged Property. All such costs and expenses incurred by Lender shall be repayable to it upon its demand to Borrower and shall bear interest from the date the same were incurred to the date paid in full at the interest rate set forth in the Note.

ARTICLE 7: MISCELLANEOUS

7.01 Abandonment. If at any time while this Deed of Trust is in default the Mortgaged Property shall be abandoned, vacated or left unattended, the Mortgagee, if in its discretion such steps are necessary for the protection of the property, shall have the right, power and authority at its option to enter upon the property and to secure same by changing the locks thereon, to paint and repair such premises, and to place signs thereon notifying that it has taken possession of the premises and may also place signs thereon offering to sell the premises subject to its acquisition of title thereto by foreclosure proceedings or otherwise and to show the property to potential purchasers; and any such action by Mortgagee as described above shall not be deemed a trespass or trespasses or unlawful detainer upon such premises. Furthermore, in the event of default hereunder, and the Mortgagor shall, either prior or subsequent to said default, remove or cause to be removed all or substantially all of the Mortgagors personal property on the Mortgaged Property, the such default and abandonment of the property shall constitute a default and abandonment of the Mortgaged Premises by the Mortgagor. Upon acquisition of title to the Mortgaged Property by the Mortgagee by foreclosure sale or otherwise, Mortgagee shall have the right to remove from the premises any and all personal property therein contained, and no liability shall attach to the Mortgagee to account for such personal property or for damages occasioned by the loss, theft or removal of such personal property. Any costs or expenses of Mortgagee for securing, repairing or any other activities upon the premises pursuant to this paragraph shall be the responsibility of the Mortgagor. The term “offering to sell the premises” as used herein shall be defined to mean and shall include (but not be limited to) offering the Mortgaged Property for sale (a) by way of placing signage on Mortgaged Property, (b) by listing the Mortgaged Property on any MLS site or any other Web or Internet site or media and/or (c) through any other print or electronic means of advertising.

7.02 WAIVER OF RIGHT TO PREJUDGMENT REMEDY, NOTICE, AND HEARING. BORROWER (AND EACH AND EVERY ENDORSER, GUARANTOR, AND SURETY OF THIS NOTE) ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES THE RIGHT TO NOTICE AND HEARING UNDER APPLICABLE SOUTH CAROLINA GENERAL STATUTES, OR ANY SUCCESSOR STATUTE OF SIMILAR IMPORT, WITH RESPECT TO ANY PREJUDGMENT REMEDY AS DEFINED THEREIN, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS OF THIS NOTE, AND ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS, AND AGREES THAT THE TIME FOR PAYMENT OF THIS NOTE MAY BE CHANGED AND EXTENDED AS PROVIDED IN SAID Deed of Trust OR ANY SECURITY AGREEMENT, WITHOUT IMPAIRING BORROWER’S LIABILITY THEREON, AND FURTHER CONSENTS TO THE RELEASE OF ALL OR ANY PART OF THE SECURITY FOR THE PAYMENT HEREOF, OR THE RELEASE OF ANY PARTY LIABLE FOR THIS OBLIGATION WITHOUT AFFECTING THE LIABILITY OF THE OTHER PARTIES HERETO. ANY DELAY ON THE PART OF THE HOLDER HEREOF IN EXERCISING ANY RIGHT HEREUNDER SHALL NOT OPERATE AS A WAIVER OF ANY SUCH RIGHT, AND ANY WAIVER GRANTED FOR ONE OCCASION SHALL NOT OPERATE AS A WAIVER IN THE EVENT OF ANY SUBSEQUENT DEFAULT.

7.03 JURY TRIAL WAIVER. BORROWER AND LENDER EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR CROSS-CLAIM ARISING IN CONNECTION WITH, OUT OF, OR OTHERWISE RELATING TO THE LOAN DOCUMENTS, THE OBLIGATIONS, THE MORTGAGED PROPERTY, ANY TRANSACTION ARISING THEREFROM OR RELATED THERETO, OR ANY DISPUTE INVOLVING BORROWER AND LENDER. FURTHER, EXCEPT AS PROHIBITED BY LAW, BORROWER WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION BETWEEN THE PARTIES ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION 7.02 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION 7.02 WERE NOT A PART OF THIS AGREEMENT.

7.04 No Waiver by Lender. No course of dealing between Borrower and Lender and no failure to exercise or delay in exercising on the part of Lender any right, power, or privilege under the terms of this Agreement or under the terms of any other agreements, instruments, or other documents between Lender and Borrower shall operate as a waiver thereof; not shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further privilege. The rights and remedies provided herein or in any other agreement are cumulative and not exclusive or in derogation of any rights or remedies provided in and thereof, by law or otherwise.

7.05 Survival of Representations. All agreements, representations, and warranties made herein, in any agreement and in any statements, notices, invoices, certificates, schedules, documents, or other instruments delivered to Lender in connection with the Agreement or any other agreement shall survive the making of the loans and advances hereunder.

7.06 Further Documentation. Borrower agrees that, at any time or from time to time upon written request of Lender, Borrower will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to fully effect the purposes of this Agreement and the documents referred to herein. Borrower agrees that, to the extent any facts or circumstances reported on exhibits hereto are materially changed, whether by addition, subtraction, modification, etc., Borrower will promptly notify Lender of such changes, additions, subtractions, modifications, etc.

7.07 Entire Agreement. This Agreement, together with the other Loan Documents executed in connection herewith, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements, and understandings relating to such subject matter. In entering into this Agreement, Borrower acknowledges that it is not relying on any representation, warranty, covenant, promise, assurance, or other statement of any kind made by Lender or by any employee or agent of Lender.

7.08 Rights of Assignees and Successors. All rights of Lender in, to, and under this Agreement and any other instrument or document executed and/or delivered in connection herewith shall pass to and may be exercised by any assignee thereof. Borrower agrees that, in the event of an assignment of this Agreement and notice of such assignment to Borrower, the liability of Borrower to a holder for value of this Agreement shall be immediate and absolute and not affected by any actions of Lender and that Borrower will not set up any claim against Lender as a defense, counterclaim, or setoff to any action for the unpaid balance owed under this Agreement or for possession brought by said holder. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and any subsequent holder of the Note, and all Obligations of Borrower shall bind the heirs, executors, administrators, successors, and assigns of Borrower.

7.09 Attorneys’ Fees and Expenses. Borrower agrees to pay all reasonable attorneys’ fees and expenses, including recording and filing fees, incurred by Lender in connection with the financing being concluded this day as well as any fees and expenses of counsel, whether incurred before or after the Obligations are paid and performed in full, which Lender may hereafter incur in reasonably protecting, enforcing, increasing, or releasing any security held by Lender, and in foreclosing any mortgage and/or in sustaining the validity of any Deed of Trust. Borrower specifically authorizes Lender to pay all such fees and expenses and charge the same to its loan account.

7.10 Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

7.11 Severability. If any provision of this Agreement or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Agreement or the application of such provision to persons, entities, or circumstances other than those as to which it is held invalid, shall not be affected thereby and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

7.12 Further Assurances. Borrower shall execute and deliver to Lender all instruments and do such further acts and things as Lender may reasonably request which may be necessary or desirable to effect the purposes of this Agreement.

7.13 Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of South Carolina.

7.14 Jurisdiction. THE LOAN WAS NEGOTIATED IN THE STATE OF SOUTH CAROLINA. THIS LOAN AGREEMENT WAS NEGOTIATED IN THE STATE OF SOUTH CAROLINA, WAS EXECUTED AND DELIVERED BY THE BORROWER AND ACCEPTED BY THE LENDER IN THE STATE OF SOUTH CAROLINA, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF SOUTH CAROLINA, WHICH STATE THE BORROWER AND THE LENDER AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE. THIS LOAN AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT REGARD TO CHOICE OF LAW CONSIDERATIONS, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT, AND FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED IN THE MORTGAGED PROPERTY UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE JURISDICTION IN WHICH THE MORTGAGED PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH JURISDICTION, THE LAW OF THE STATE OF SOUTH CAROLINA SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, AND THE DEBT OR OBLIGATIONS ARISING HEREUNDER. BORROWER AND LENDER AGREE THAT THE TRANSACTION EVIDENCED BY THIS LOAN AGREEMENT SHALL GOVERN BORROWERS AND LENDERS RIGHTS AND DUTIES WITH RESPECT TO INTEREST, LOAN CHARGES, COMMITMENT FEES, AND BROKERAGE COMMISSIONS.

7.15 Amendments. This Agreement may not be altered, amended, waived, or modified in any way whatsoever except by a writing duly executed by the party to be charged therewith.

7.16 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

[Signatures Commence on Next Page]

IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed on January 28, 2022.

VH 1121 14th, LLC, LLC, a Delaware limited liability company by iCap Vault Management, LLC, a Delaware limited liability company, Manager by iCap Enterprises, Inc., a Washington corporation, Manager

By:	/s/ Christopher Christensen	Date:	1/28/2022
Christopher Christensen, Chief Executive Officer

State of	Washington

County of	King

On this, the 28th of January 2022, before me, the undersigned, personally appeared, Christopher Christensen, CEO iCap Enterprises, Inc., Manager of iCap Vault Management, LLC, Manager of VH 1121 14th, LLC, known to me, or satisfactorily proven to be the person whose name subscribed to the within instrument, and acknowledged that they executed the same for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seals.

/s/ Constance Crothers
Notary Public
[SEAL]	Constance Crothers
Print Name
12-31-24
My Commission Expires

SCHEDULE A

PROPERTY DESCRIPTION

Property address commonly known as: 1117 14th Avenue #A, Seattle, WA 98122, 1117 14th Avenue #B, Seattle, WA 98122, 1119 14th Avenue #A, Seattle, WA 98122, 1119 14th Avenue #B, Seattle, WA 98122, and 1211 14th Avenue, Seattle, WA 98102